Offerings - Offering: 1	Feb. 14, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common Stock par value $6.50 per share
Amount Registered | shares	10,000,000
Proposed Maximum Offering Price per Unit	99.93
Maximum Aggregate Offering Price	$ 999,300,000
Fee Rate	0.01531%
Amount of Registration Fee	$ 152,992.83
Offering Note
(1)
In addition, pursuant to Rule 416, this registration statement shall also cover any additional shares of Common Stock that become available under the American Electric Power Company, Inc. Dividend Reinvestment and Direct Stock Purchase Plan by reason of any stock dividend, stock split or similar transaction.

(2)
Pursuant to Rule 457(c), these prices were estimated solely for the purpose of calculating the registration fee and are based upon the average of the high and low sales prices of the Registrant’s Common Stock on the NASDAQ Stock Market LLC on February 7, 2025.